Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

1st Quarter Ended March 31, 2013

Investor Contact: Sarah Doran		This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone:	(646) 794-0590
Email:	sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or security of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

-	All financial information contained herein is unaudited.

-	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

-	Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

-	In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 25 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended March 31,
	2013	2012	Change
HIGHLIGHTS
Gross premiums written	$837,081	$680,929	22.9%
Net premiums written	695,052	588,953	18.0%
Net premiums earned	463,228	401,890	15.3%
Underwriting income	68,685	59,184	16.1%
Net income	158,992	218,156	(27.1%)
Operating income	84,168	91,505	(8.0%)

Total shareholders’ equity	3,431,963	3,245,821	5.7%
Cash flows from operating activities	13,569	142,817	(90.5%)

PER SHARE AND SHARE DATA
Basic earnings per share
Net income	$4.59	$5.86	(21.7%)
Operating income	$2.43	$2.46	(1.2%)
Diluted earnings per share
Net income	$4.49	$5.70	(21.2%)
Operating income	$2.38	$2.39	(0.4%)

Book value per share	$99.11	$88.24	12.3%
Diluted book value per share	$96.50	$85.48	12.9%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	18.8%	27.4%	(8.6) pts
Annualized ROAE, operating income	10.0%	11.5%	(1.5) pts
Financial statement portfolio return	1.3%	2.0%	(0.7) pts

GAAP ratios
Loss and loss expense ratio	55.1%	56.0%	0.9 pts
Acquisition cost ratio	12.2%	11.7%	(0.5) pts
General and administrative expense ratio	17.8%	17.5%	(0.3) pts

Expense ratio	30.0%	29.2%	(0.8) pts

Combined ratio	85.1%	85.2%	0.1 pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Three Months Ended
	March 31,	December 31,	September 31,	June 30,	March 31,	March 31,	March 31,
	2013	2012	2012	2012	2012	2013	2012
Revenues
Gross premiums written	$837,081	$497,052	$504,420	$646,870	$680,929	$837,081	$680,929
Net premiums written	$695,052	$362,623	$391,537	$494,710	$588,953	$695,052	$588,953

Net premiums earned	$463,228	$476,244	$441,017	$429,747	$401,890	$463,228	$401,890
Net investment income	33,388	38,360	39,121	42,451	47,209	33,388	47,209
Net realized investment gains	79,637	14,379	149,813	8,663	133,581	79,637	133,581

Total revenues	$576,253	$528,983	$629,951	$480,861	$582,680	$576,253	$582,680

Expenses
Net losses and loss expenses	$255,178	$414,734	$258,948	$240,380	$225,202	$255,178	$225,202
Acquisition costs	56,685	55,910	51,086	51,588	47,138	56,685	47,138
General and administrative expenses	82,680	84,404	78,572	73,979	70,366	82,680	70,366
Amortization of intangible assets	633	633	633	634	633	633	633
Interest expense	14,134	13,826	13,822	14,001	13,756	14,134	13,756
Foreign exchange loss (gain)	2,518	860	1,023	(1,019)	(81)	2,518	(81)

Total expenses	$411,828	$570,367	$404,084	$379,563	$357,014	$411,828	$357,014

Income (Loss) before income taxes	$164,425	$(41,384)	$225,867	$101,298	$225,666	$164,425	$225,666
Income tax expense (benefit)	5,433	(237)	6,220	4,947	7,510	5,433	7,510

Net income (loss)	$158,992	$(41,147)	$219,647	$96,351	$218,156	$158,992	$218,156

GAAP Ratios
Loss and loss expense ratio	55.1%	87.1%	58.7%	55.9%	56.0%	55.1%	56.0%
Acquisition cost ratio	12.2%	11.7%	11.6%	12.0%	11.7%	12.2%	11.7%
General and administrative expense ratio	17.8%	17.7%	17.8%	17.2%	17.5%	17.8%	17.5%

Expense ratio	30.0%	29.4%	29.4%	29.2%	29.2%	30.0%	29.2%

Combined ratio	85.1%	116.5%	88.1%	85.1%	85.2%	85.1%	85.2%

Per Share Data
Basic earnings per share
Net income (loss)	$4.59	$(1.17)	$6.16	$2.66	$5.86	$4.59	$5.86
Operating income (loss)	$2.43	$(1.58)	$2.22	$2.41	$2.46	$2.43	$2.46
Diluted earnings per share
Net income (loss)	$4.49	$(1.17)	$6.00	$2.59	$5.70	$4.49	$5.70
Operating income (loss)	$2.38	$(1.58)	$2.16	$2.35	$2.39	$2.38	$2.39

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

GROSS PREMIUMS WRITTEN BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended

	March 31, 2013		March 31, 2012
	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
U.S. Insurance	$256,018	30.6%	$204,211	30.0%
International Insurance	128,516	15.4%	113,590	16.7%
Reinsurance	452,547	54.0%	363,128	53.3%

Total	$837,081	100.0%	$680,929	100.0%

Gross Premiums Written by Underwriting Location
United States	$478,443	57.2%	$388,971	57.1%
Bermuda	228,672	27.3%	182,163	26.8%
Europe	86,509	10.3%	75,376	11.1%
Singapore	38,113	4.6%	29,183	4.3%
Hong Kong	5,344	0.6%	5,236	0.7%

Total	$837,081	100.0%	$680,929	100.0%

Direct Premiums Written by Insured Location(1)
United States	$338,943	88.1%	$271,663	85.5%
United Kingdom	12,811	3.3%	9,268	2.9%
Germany	4,698	1.2%	7,136	2.2%
Australia	4,683	1.2%	5,121	1.6%
Mexico	2,371	0.6%	4,412	1.4%
All other	21,028	5.6%	20,201	6.4%

Total	$384,534	100.0%	$317,801	100.0%

(1) Excludes reinsurance segment gross premiums written.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended

	March 31, 2013		March 31, 2012
	Amount	% of Total	Amount	% of Total
U.S. Insurance
General casualty	$66,881	26.1%	$48,426	23.7%
Professional liability	63,086	24.6%	59,202	29.0%
Healthcare	53,522	20.9%	47,035	23.0%
Programs	32,942	12.9%	23,309	11.4%
General property	19,653	7.7%	18,429	9.0%
Other	19,934	7.8%	7,810	3.9%

Total	$256,018	100.0%	$204,211	100.0%

International Insurance
General property	$38,688	30.1%	$36,741	32.3%
Professional liability	33,159	25.8%	30,944	27.2%
Healthcare	26,528	20.6%	20,039	17.6%
General casualty	23,964	18.6%	21,740	19.1%
Other	6,177	4.9%	4,126	3.8%

Total	$128,516	100.0%	$113,590	100.0%

Reinsurance
Property	$211,615	46.8%	$153,599	42.3%
Specialty	143,396	31.7%	113,951	31.4%
Casualty	97,536	21.5%	95,578	26.3%

Total	$452,547	100.0%	$363,128	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended March 31, 2013

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$256,018	$128,516	$452,547	$837,081
Net premiums written	$192,253	$77,745	$425,054	$695,052
Net premiums earned	$188,439	$84,214	$190,575	$463,228

Total revenues	$188,439	$84,214	$190,575	$463,228

Expenses
Net losses and loss expenses	$133,324	$28,935	$92,919	$255,178
Acquisition costs	23,128	(849)	34,406	56,685
General and administrative expenses	39,596	24,789	18,295	82,680

Total expenses	$196,048	$52,875	$145,620	$394,543

Underwriting (loss) income	$(7,609)	$31,339	$44,955	$68,685

Net investment income				33,388
Net realized investment gains				79,637
Amortization of intangible assets				(633)
Interest expense				(14,134)
Foreign exchange loss				(2,518)

Income before income taxes				$164,425

GAAP Ratios
Loss and loss expense ratio	70.8%	34.4%	48.8%	55.1%
Acquisition cost ratio	12.3%	(1.0%)	18.1%	12.2%
General and administrative expense ratio	21.0%	29.4%	9.6%	17.8%

Expense ratio	33.3%	28.4%	27.7%	30.0%

Combined ratio	104.1%	62.8%	76.5%	85.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended March 31, 2012

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$204,211	$113,590	$363,128	$680,929
Net premiums written	$153,846	$72,609	$362,498	$588,953
Net premiums earned	$153,358	$79,871	$168,661	$401,890

Total revenues	$153,358	$79,871	$168,661	$401,890

Expenses
Net losses and loss expenses	$97,704	$38,100	$89,398	$225,202
Acquisition costs	19,972	(528)	27,694	47,138
General and administrative expenses	31,044	22,401	16,921	70,366

Total expenses	$148,720	$59,973	$134,013	$342,706

Underwriting income	$4,638	$19,898	$34,648	$59,184

Net investment income				47,209
Net realized investment gains				133,581
Amortization of intangible assets				(633)
Interest expense				(13,756)
Foreign exchange gain				81

Income before income taxes				$225,666

GAAP Ratios
Loss and loss expense ratio	63.7%	47.7%	53.0%	56.0%
Acquisition cost ratio	13.0%	(0.7%)	16.4%	11.7%
General and administrative expense ratio	20.2%	28.0%	10.0%	17.5%

Expense ratio	33.2%	27.3%	26.4%	29.2%

Combined ratio	96.9%	75.0%	79.4%	85.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended

	March 31, 2013		March 31, 2012
	Amount	% of NPE(1)	Amount	% of NPE(1)
U.S. Insurance
Current year - non-catastrophe	$122,777	65.2%	$104,909	68.4%
Current year - property catastrophe	-	0.0%	-	0.0%
Prior year - increase (decrease)	10,547	5.6%	(7,205)	(4.7%)

Net losses and loss expenses	$133,324	70.8%	$97,704	63.7%

International Insurance
Current year - non-catastrophe	$58,599	69.6%	$58,397	73.1%
Current year - property catastrophe	-	0.0%	-	0.0%
Prior year - increase (decrease)	(29,664)	(35.2%)	(20,297)	(25.4%)

Net losses and loss expenses	$28,935	34.4%	$38,100	47.7%

Reinsurance
Current year - non-catastrophe	$117,872	61.9%	$101,378	60.1%
Current year - property catastrophe	-	0.0%	-	0.0%
Prior year - increase (decrease)	(24,953)	(13.1%)	(11,980)	(7.1%)

Net losses and loss expenses	$92,919	48.8%	$89,398	53.0%

Consolidated
Current year - non-catastrophe	$299,248	64.6%	$264,684	65.8%
Current year - property catastrophe	-	0.0%	-	0.0%
Prior year - increase (decrease)	(44,070)	(9.5%)	(39,482)	(9.8%)

Net losses and loss expenses	$255,178	55.1%	$225,202	56.0%

(1) “NPE” means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED BALANCE SHEETS

	As of March 31, 2013	As of December 31, 2012
ASSETS
Fixed maturity investments trading, at fair value	$6,458,614	$6,626,454
Equity securities trading, at fair value	593,562	523,949
Other invested assets	838,603	783,534

Total investments	7,890,779	7,933,937
Cash and cash equivalents	662,581	681,879
Restricted cash	66,700	183,485
Insurance balances receivable	667,499	510,532
Funds held	370,580	336,368
Prepaid reinsurance	292,574	277,406
Reinsurance recoverable	1,163,503	1,141,110
Accrued investment income	28,436	29,135
Net deferred acquisition costs	142,151	108,010
Goodwill	268,376	268,376
Intangible assets	50,732	51,365
Balances receivable on sale of investments	219,260	418,879
Net deferred tax assets	27,737	25,580
Other assets	65,170	63,884

TOTAL ASSETS	$11,916,078	$12,029,946

LIABILITIES
Reserve for losses and loss expenses	$5,673,220	$5,645,549
Unearned premiums	1,465,013	1,218,021
Reinsurance balances payable	118,461	136,264
Balances due on purchases of investments	354,289	759,934
Senior notes	798,284	798,215
Accounts payable and accrued liabilities	74,848	145,628

TOTAL LIABILITIES	$8,484,115	$8,703,611

SHAREHOLDERS’ EQUITY
Common shares: 2013: par value CHF 12.30 per share and 2012: par value CHF 12.64 per share (2013: 35,937,751; 2012: 36,369,868 shares issued and 2013: 34,626,361; 2012: 34,797,781 shares outstanding)	$436,587	$454,980
Treasury shares, at cost (2013: 1,311,390; 2012: 1,572,087)	(96,353)	(113,818)
Retained earnings	3,091,729	2,985,173

TOTAL SHAREHOLDERS’ EQUITY	$3,431,963	$3,326,335

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$11,916,078	$12,029,946

Book value per share	$99.11	$95.59
Diluted book value per share	$96.50	$92.59

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Three Months Ended
	March 31, 2013	December 31, 2012	September 31, 2012	June 30, 2012	March 31, 2012	March 31, 2013	March 31, 2012
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$158,992	$(41,147)	$219,647	$96,351	$218,156	$158,992	$218,156
Adjustments to reconcile net income to cash provided by operating activities:
Net realized gains (losses) on sales of investments	(38,533)	119,490	(16,791)	(34,669)	(12,165)	(38,533)	(12,165)
Mark to market adjustments	(46,112)	45,045	(130,693)	27,602	(122,334)	(46,112)	(122,334)
Stock compensation expense	3,995	4,524	3,824	3,823	5,471	3,995	5,471
Changes in:
Reserve for losses and loss expenses, net of reinsurance recoverables	5,278	131,174	69,359	29,268	52,414	5,278	52,414
Unearned premiums, net of prepaid reinsurance	231,824	(113,621)	(49,481)	64,965	187,061	231,824	187,061
Insurance balances receivable	(156,967)	38,227	65,616	(63,664)	(123,374)	(156,967)	(123,374)
Funds held	(34,212)	(130,149)	25,069	(33,862)	27,395	(34,212)	27,395
Reinsurance balances payable	(17,803)	15,832	(7,874)	35,044	(31,277)	(17,803)	(31,277)
Net deferred acquisition costs	(34,141)	19,517	2,291	(4,173)	(25,311)	(34,141)	(25,311)
Net deferred tax assets	(2,157)	(1,650)	5,308	(8,816)	5,358	(2,157)	5,358
Accounts payable and accrued liabilities	(70,780)	30,811	16,982	22,362	(42,340)	(70,780)	(42,340)
Other items, net	14,185	11,166	(4,811)	24,725	3,763	14,185	3,763

Net cash provided by operating activities	13,569	129,219	198,446	158,956	142,817	13,569	142,817

CASH FLOWS (USED IN) PROVIDED BY INVESTING ACTIVITIES:
Net (purchases) sales of investments	(98,465)	121,770	(536,260)	(99,052)	357,900	(98,465)	357,900
Purchases of fixed assets	(2,378)	(1,173)	(1,162)	(312)	(567)	(2,378)	(567)
Change in restricted cash	116,785	(136,562)	192,453	47,738	(204,506)	116,785	(204,506)

Net cash (used in) provided by investing activities	15,942	(15,965)	(344,969)	(51,626)	152,827	15,942	152,827

CASH FLOWS USED IN FINANCING ACTIVITIES:
Dividends paid — par value reduction	(12,981)	(13,104)	(26,718)	(13,795)	(14,208)	(12,981)	(14,208)
Proceeds from the exercise of stock options	2,472	1,423	2,407	3,365	3,332	2,472	3,332
Share repurchases	(36,245)	(59,196)	(55,797)	(55,926)	(93,023)	(36,245)	(93,023)

Net cash used in financing activities	(46,754)	(70,877)	(80,108)	(66,356)	(103,899)	(46,754)	(103,899)

Effect of exchange rate changes on foreign currency cash	(2,055)	(15)	1,698	(2,510)	245	(2,055)	245
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(19,298)	42,362	(224,933)	38,464	191,990	(19,298)	191,990
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	681,879	639,517	864,450	825,986	633,996	681,879	633,996

CASH AND CASH EQUIVALENTS, END OF YEAR	$662,581	$681,879	$639,517	$864,450	$825,986	$662,581	$825,986

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	March 31, 2013			December 31, 2012
	Fair Value	Average Rating	Portfolio Percentage	Fair Value	Average Rating	Portfolio Percentage
Cash and cash equivalents	$729,281	AAA	8.5%	$865,364	AAA	9.8%
U.S. government securities	1,641,078	AA+	19.0%	1,529,158	AA+	17.3%
U.S. government agencies	350,039	AA+	4.1%	336,755	AA+	3.8%
Non-U.S. government and government agencies	261,191	AA+	3.0%	261,627	AA+	3.0%
State, municipalities and political subdivisions	33,825	AA-	0.4%	40,444	AA-	0.5%
Mortgage-backed securities:
Agency MBS	1,002,048	AA+	11.6%	1,400,917	AA+	15.9%
Non-agency RMBS	85,540	BBB+	1.0%	90,256	BBB+	1.0%
Non-agency high yield mandate	194,400	CCC	2.3%	176,776	CCC	2.0%
CMBS	278,322	AA+	3.2%	290,424	AA+	3.4%

Total mortgage-backed securities	1,560,310		18.1%	1,958,373		22.3%
Corporate securities:
Financials	923,029	A+	10.7%	866,140	A+	9.8%
Industrials	1,219,360	BBB-	14.1%	1,153,909	BBB-	13.1%
Utilities	74,790	BBB-	0.9%	69,153	BBB-	0.8%

Total corporate securities	2,217,179		25.7%	2,089,202		23.7%
Asset-backed securities:
Credit cards	25,023	AAA	0.3%	24,906	AAA	0.3%
Auto receivables	27,671	AAA	0.3%	31,251	AAA	0.4%
Student Loans	110,021	AA+	1.3%	133,042	AA+	1.5%
Collateralized loan obligations	201,924	AA+	2.3%	190,196	AA+	2.2%
Other	30,353	AAA	0.4%	31,500	AAA	0.3%

Total asset-backed securities	394,992		4.6%	410,895		4.7%
Other invested assets:
Private equity	177,955	N/A	2.1%	151,009	N/A	1.7%
Hedge funds	512,185	N/A	5.9%	504,879	N/A	5.7%
Other private securities	128,463	N/A	1.5%	127,646	N/A	1.5%
High yield loan fund	20,000	N/A	0.2%	—	N/A	0.0%

Total other invested assets	838,603		9.7%	783,534		8.9%
Equities	593,562	N/A	6.9%	523,949	N/A	6.0%

Total investment portfolio	$8,620,060		100.0%	$8,799,301		100.0%

Annualized book yield, year to date	1.6%			2.1%
Duration*	2.0 years			2.1 years
Average credit quality (S&P)	AA-			AA-

* Includes only cash and cash equivalents and fixed maturity investments.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Exposures:
Fund Details	Carrying Value March 31, 2013	Unfunded Commitments	Corporate		Fair Value March 31, 2013	Portfolio Percentage

Private Equity:			Citigroup Inc.		$51,854	0.6%
Primary and secondary	$116,916	$172,087	Morgan Stanley		48,479	0.6%
Mezzanine debt	52,737	213,057	Bank of America Corp.		44,157	0.5%
Distressed	8,302	6,908	JPMorgan Chase & Co.		41,188	0.5%

Total private equity	177,955	392,052	General Electric Co.		38,073	0.4%

Hedge Funds:			Verizon Communications Inc.		32,643	0.4%
Distressed	139,422	-	Wells Fargo & Co.		29,793	0.3%
Equity long/short	178,914	-	AT&T Inc.		28,482	0.3%
Multi-strategy	125,470	-	Swedbank AB		28,372	0.3%
Global macro	20,630	-	Lloyds Banking Group PLC		26,840	0.3%
Event driven	47,749	-

Total hedge funds	512,185	-

Other private securities	128,463	-
High yield loan fund	20,000	-

Total other invested assets	$838,603	$392,052

Fixed Income Credit Quality:	March 31, 2013		December 31, 2012
Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,991,117	30.8%	$ 1,865,913	28.2%
AAA/Aaa	825,752	12.8%	866,692	13.1%
AA/Aa	1,499,156	23.2%	1,905,341	28.8%
A/A	999,706	15.5%	876,080	13.2%
BBB/Baa	398,931	6.2%	393,878	5.9%

Total BBB/Baa and above	5,714,662	88.5%	5,907,904	89.2%
BB/Bb	262,672	4.1%	245,888	3.7%
B/B	312,347	4.8%	262,317	4.0%
CCC+ and below	168,933	2.6%	210,345	3.1%

Total	$6,458,614	100.0%	$ 6,626,454	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - MARCH 31, 2013

			Sovereign Guaranteed		Mortgage-Backed Securities			Asset-	Corporate Securities
Region	Country	Sovereign*	Financial Institutions	State and Municipalities	Agency MBS	MBS	CMBS	Backed Securities	Financials	Industrials	Utilities	Equity Securities	Total Exposure
Africa	South Africa	$8,551	$-	$-	$-	$-	$-	$-	$-	$6,233	$-	$-	$14,784

Australia	Australia	32,372	47,924	-	-	-	-	-	18,421	24,850	-	16,465	140,032

Europe	Belgium	-	-	-	-	-	-	-	-	18,977	-	-	18,977
	Denmark	-	34,628	-	-	-	-	-	-	-	-	-	34,628
	France	-	-	-	-	-	-	4,411	20,852	22,131	-	6,012	53,406
	Germany	27,868	43,101	-	-	-	4,355	2,382	1,323	8,594	-	-	87,623
	Ireland	-	-	-	-	-	-	1,340	-	849	-	-	2,189
	Italy	-	-	-	-	-	-	-	484	777	1,851	-	3,112
	Luxembourg	-	-	-	-	-	-	-	-	19,821	-	-	19,821
	Netherlands	-	38,656	-	-	-	-	-	29,116	16,182	-	12,075	96,029
	Norway	6,835	-	-	-	-	-	-	21,321	2,783	-	11,054	41,993
	Russia	-	-	-	-	-	-	-	2,594	9,569	2,163	-	14,326
	Spain	-	-	-	-	-	-	-	11,107	13,575	-	-	24,682
	Sweden	5,965	-	-	-	-	-	-	44,971	-	-	-	50,936
	Switzerland	8,520	-	-	-	-	-	-	13,728	253	-	30,285	52,786
	United Kingdom	24,323	5,157	-	-	2,280	-	15,393	51,373	66,615	439	4,763	170,343

	Total	73,511	121,542	-	-	2,280	4,355	23,526	196,869	180,126	4,453	64,189	670,851

Latin	Brazil	-	-	-	-	-	-	-	699	4,424	-	-	5,123
America	Chile	-	-	-	-	-	-	-	449	-	-	6,609	7,058
	Colombia	-	-	-	-	-	-	-	-	-	-	-	-
	Mexico	10,108	-	-	-	-	-	-	-	1,851	-	9,588	21,547
	Panama	-	-	-	-	-	-	-	-	-	-	-	-
	Puerto Rico	-	-	-	-	-	-	-	-	192	-	-	192

	Total	10,108	-	-	-	-	-	-	1,148	6,467	-	16,197	33,920

North	Bermuda	-	-	-	-	-	-	-	-	2,148	-	2,873	5,021
America	Canada	66,114	-	-	-	-	-	-	65,861	42,169	7,544	19,436	201,124
	Cayman Islands	-	-	-	-	-	-	171,338	-	184	-	-	171,522
	United States	2,018,551	-	33,825	1,002,048	206,551	345,076	200,128	489,789	942,371	59,559	320,233	5,618,131

	Total	2,084,665	-	33,825	1,002,048	206,551	345,076	371,466	555,650	986,872	67,103	342,542	5,995,798

Asia /	China	-	-	-	-	-	-	-	-	-	-	78,204	78,204
Middle East	Hong Kong	-	-	-	-	-	-	-	-	-	-	4,836	4,836
	India	-	-	-	-	-	-	-	-	-	-	-	-
	Indonesia	-	-	-	-	-	-	-	-	-	-	5,943	5,943
	Israel	-	-	-	-	-	-	-	-	628	-	8,729	9,357
	Japan	-	-	-	-	-	-	-	22,400	10,187	-	11,885	44,472
	Malaysia	-	-	-	-	-	-	-	-	-	-	-	-
	Philippines	-	-	-	-	-	-	-	-	-	-	9,045	9,045
	Qatar	-	-	-	-	-	-	-	-	-	-	-	-
	Singapore	-	-	-	-	-	-	-	-	-	-	35,527	35,527
	South Korea	-	-	-	-	-	-	-	2,176	-	3,234	-	5,410
	Taiwan	-	-	-	-	-	-	-	-	3,997	-	-	3,997
	UAE	-	-	-	-	-	-	-	-	-	-	-	-

	Total	-	-	-	-	-	-	-	24,576	14,812	3,234	154,169	196,791

	Grand Total	$2,209,207	$169,466	$33,825	$1,002,048	$208,831	$349,431	$394,992	$796,664	$1,219,360	$74,790	$593,562	$7,052,176

*Allied World has no direct exposure to any of the Sovereign governments of Portugal, Italy, Ireland, Greece or Spain.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended
	March 31, 2013	March 31, 2012
NET INVESTMENT INCOME
Fixed maturity investments	$32,525	$46,886
Equity securities	3,199	3,532
Other invested assets: hedge funds and private equity	1,464	542
Cash and cash equivalents	488	607
Expenses	(4,288)	(4,358)

Net investment income	$33,388	$47,209

NET REALIZED INVESTMENT GAINS
Net realized gains (losses) on sale:
Fixed maturity investments	$21,926	$26,437
Equity securities	9,796	(2,623)
Other invested assets: hedge funds and private equity	5,562	(6,552)
Mark-to-market changes:
Fixed maturity investments	(16,475)	68,490
Equity securities	32,973	19,785
Other invested assets: hedge funds and private equity	26,832	21,360
Net realized and unrealized (losses) gains on derivatives	(977)	6,684

Net realized investment gains	$79,637	$133,581

CHANGE NET UNREALIZED GAINS ON INVESTMENTS	$-	$(14,042)

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$113,025	$166,748

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$33,388	$47,209
Annualized net investment income	133,552	188,836
Average aggregate invested assets, at cost	$8,202,863	$8,023,360

Annualized investment book yield	1.6%	2.4%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$113,025	$166,748
Average aggregate invested assets, at fair value	$8,471,639	$8,159,205

Financial statement portfolio return	1.3%	2.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RESERVE FOR LOSSES AND LOSS EXPENSES

	As of March 31, 2013
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Total

Case reserves (net of reinsurance recoverable)	$432,834	$403,865	$471,939	$1,308,638
IBNR (net of reinsurance recoverable)	1,004,840	1,207,560	988,679	3,201,079

Total	$1,437,674	$1,611,425	$1,460,618	$4,509,717

IBNR/Total reserves (net of reinsurance recoverable)	69.9%	74.9%	67.7%	71.0%

	As of December 31, 2012
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Total

Case reserves (net of reinsurance recoverable)	$402,473	$422,859	$479,546	$1,304,878
IBNR (net of reinsurance recoverable)	978,414	1,223,229	997,918	3,199,561

Total	$1,380,887	$1,646,088	$1,477,464	$4,504,439

IBNR/Total reserves (net of reinsurance recoverable)	70.9%	74.3%	67.5%	71.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REINSURANCE RECOVERABLE

	March 31, 2013				December 31, 2012
Top Ten Reinsurers	A.M. Best Rating	Reinsurance Recoverable	Percentage	Collateral	A.M. Best Rating	Reinsurance Recoverable	Percentage	Collateral

Munich Re	A+	$171,089	14.7%	$41,638	A+	$165,036	14.5%	$26,379
Arch Re	A+	149,042	12.8%	3,857	A+	148,553	13.0%	6,318
Axis Capital	A	138,192	11.9%	6,485	A	137,459	12.0%	17,046
Platinum Underwriters	A	105,476	9.1%	-	A	104,536	9.2%	-
Odyssey Reinsurance Company	A	86,604	7.4%	-	A	86,854	7.6%	-
Alterra Capital	A	78,557	6.8%	41,512	A	76,649	6.7%	53,936
National Indemnity Company	A++	60,731	5.2%	-	A++	60,708	5.3%	-
XL Group	A	60,685	5.2%	30,424	A	57,142	5.0%	30,409
Transatlantic Holdings, Inc.	A	53,836	4.6%	-	A	54,337	4.8%	-
Swiss Re	A+	37,275	3.2%	-	A+	32,080	2.8%	-

Top ten reinsurers		941,487	80.9%	123,916		923,354	80.9%	134,088
Other reinsurers’ balances		222,016	19.1%	14,343		217,756	19.1%	12,452

Total reinsurance recoverable		$1,163,503	100.0%	$138,259		$1,141,110	100.0%	$146,540

A.M Best Rating		Reinsurance Recoverable	Percentage	Collateral		Reinsurance Recoverable	Percentage	Collateral

A++		$77,767	6.7%	$-		$78,053	6.7%	$-
A+		448,985	38.6%	52,423		440,027	38.6%	38,963
A		627,254	53.9%	84,572		612,780	53.7%	107,577
A-		824	0.1%	-		592	0.1%	-

Total “A-” or higher		1,154,830	99.3%	136,995		1,131,452	99.1%	146,540
B++		4,083	0.4%	1,264		5,296	0.5%	-
NR		4,590	0.4%	-		4,362	0.4%	-

Total reinsurance recoverable		$1,163,503	100.0%	$138,259		$1,141,110	100.0%	$146,540

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of	As of
	March 31, 2013	December 31, 2012

Senior notes	$798,284	$798,215
Shareholders’ equity	3,431,963	3,326,335

Total capitalization	$4,230,247	$4,124,550

Leverage ratios
Debt to total capitalization	18.9%	19.4%

Net premiums written (trailing 12 months)	$1,943,922	$1,837,823
Net premiums written (trailing 12 months) to shareholders’ equity	0.57 x	0.55 x

Total investments and cash & cash equivalents	$8,620,060	$8,799,301
Total investments and cash & cash equivalents to shareholders’ equity	2.51 x	2.65 x

Reserve for losses and loss expenses	$5,673,220	$5,645,549
Deduct: reinsurance recoverable	(1,163,503)	(1,141,110)

Net reserve for losses and loss expenses	$4,509,717	4,504,439
Net reserve for losses and loss expenses to shareholders’ equity	1.31 x	1.35 x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

SHARE REPURCHASE DETAIL

Period	Aggregate Cost of Shares Repurchased	Number of Shares Repurchased	Average Price paid Per Share Repurchased	Average Diluted Book Value Per Share(1)	Average Repurchase Price to Diluted Book Value	Remaining Share Repurchase Authorization

Three Months Ended:
March 31, 2012	$93,023	1,430,804	$65.01	$82.80	78.5%
June 30, 2012	66,436	905,383	73.38	86.86	84.5%
September 30, 2012	47,590	605,898	78.54	91.03	86.3%
December 31, 2012	56,893	713,874	79.70	93.21	85.5%

Total - 2012	$263,942	3,655,959	$72.20	$87.20	82.8%

Three Months Ended:
March 31, 2013	$36,245	432,117	$83.88	$94.55	88.7%

Total - 2013	$36,245	432,117	$83.88	$94.55	88.7%	$373,986

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

OPERATING INCOME RECONCILIATION AND

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Three Months Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	March 31, 2013	March 31, 2012

Net income (loss)	$158,992	$(41,147)	$219,647	$96,351	$218,156	$158,992	$218,156
Add after tax effect of:
Net realized investment gains	(77,342)	(15,104)	(141,451)	(8,014)	(126,570)	(77,342)	(126,570)
Foreign exchange loss (gain)	2,518	860	1,023	(1,019)	(81)	2,518	(81)

Operating income (loss)	$84,168	$(55,391)	$79,219	$87,318	$91,505	$84,168	$91,505

Weighted average common shares outstanding
Basic	34,613,606	35,097,043	35,652,768	36,288,596	37,205,166	34,613,606	37,205,166
Diluted	35,431,843	35,097,043	36,616,734	37,189,722	38,284,635	35,431,843	38,284,635

Basic per share data
Net income (loss)	$4.59	$(1.17)	$6.16	$2.66	$5.86	$4.59	$5.86
Add after tax effect of:
Net realized investment gains	(2.23)	(0.43)	(3.97)	(0.22)	(3.40)	(2.23)	(3.40)
Foreign exchange loss (gain)	0.07	0.02	0.03	(0.03)	-	0.07	-

Operating income (loss)	$2.43	$(1.58)	$2.22	$2.41	$2.46	$2.43	$2.46

Diluted per share data
Net income (loss)	$4.49	$(1.17)	$6.00	$2.59	$5.70	$4.49	$5.70
Add after tax effect of:
Net realized investment gains	(2.18)	(0.43)	(3.86)	(0.22)	(3.31)	(2.18)	(3.31)
Foreign exchange loss (gain)	0.07	0.02	0.02	(0.02)	-	0.07	-

Operating income (loss)	$2.38	$(1.58)	$2.16	$2.35	$2.39	$2.38	$2.39

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Three Months Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	March 31, 2013	March 31, 2012

Opening shareholders’ equity	$3,326,335	$3,435,786	$3,283,901	$3,245,821	$3,149,022	$3,326,335	$3,149,022
Deduct: accumulated other comprehensive income	-	(1,385)	(1,414)	(2,325)	(14,484)	-	(14,484)

Adjusted opening shareholders’ equity	$3,326,335	$3,434,401	$3,282,487	$3,243,496	$3,134,538	$3,326,335	$3,134,538

Closing shareholders’ equity	$3,431,963	$3,326,335	$3,435,786	$3,283,901	$3,245,821	$3,431,963	$3,245,821
Deduct: accumulated other comprehensive income	-	-	(1,385)	(1,414)	(2,325)	-	(2,325)

Adjusted closing shareholders’ equity	$3,431,963	$3,326,335	$3,434,401	$3,282,487	$3,243,496	$3,431,963	$3,243,496

Average adjusted shareholders’ equity	$3,379,149	$3,380,368	$3,358,444	$3,262,992	$3,189,017	$3,379,149	$3,189,017

Net income (loss) available to shareholders	$158,992	$(41,147)	$219,647	$96,351	$218,156	$158,992	$218,156

Annualized net income (loss) available to shareholders	$635,968	$(164,588)	$878,588	$385,404	$872,624	$635,968	$872,624

Annualized return on average shareholders’ equity - net income (loss) available to shareholders	18.8%	(4.9%)	26.2%	11.8%	27.4%	18.8%	27.4%

Operating income (loss) available to shareholders	$84,168	$(55,391)	$79,219	$87,318	$91,505	$84,168	$91,505

Annualized operating income (loss) available to shareholders	$336,672	$(221,564)	$316,876	$349,272	$366,020	$336,672	$366,020

Annualized return on average shareholders’ equity - operating income (loss) available to shareholders	10.0%	(6.6%)	9.4%	10.7%	11.5%	10.0%	11.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of March 31, 2013	As of December 31, 2012	As of March 31, 2012

Price per share at period end	$92.72	$78.80	$68.67

Total shareholders’ equity	$3,431,963	$3,326,335	$3,245,821

Basic common shares outstanding	34,626,361	34,797,781	36,786,067

Add: unvested restricted share units	91,159	135,123	187,623

Add: performance based equity awards	272,062	485,973	524,888

Add: employee purchase plan	5,616	10,750	-

Add: dilutive options outstanding	1,166,137	1,224,607	1,429,333
Weighted average exercise price per share	$47.34	$47.02	$45.98
Deduct: options bought back via treasury method	(595,451)	(730,652)	(957,064)

Common shares and common share equivalents outstanding	35,565,884	35,923,582	37,970,847

Basic book value per common share	$99.11	$95.59	$88.24
Year-to-date percentage change in basic book value per common share	3.7%	8.3%

Diluted book value per common share	$96.50	$92.59	$85.48
Year-to-date percentage change in dilutive book value per common share	4.2%	8.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REGULATION G

In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME

Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 22 for the reconciliation of operating income to net income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)

Annualized return on average shareholders’ equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 23 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY

Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See page 22 for the reconciliation of net income to operating income and page 23 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE

The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 24 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD

Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See page 17 for the calculation of annualized investment book yield.